UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2011
PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or other Jurisdiction of Incorporation)	1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, Inc. (“PepsiCo”), dated October 12, 2011, reporting PepsiCo’s financial results for the 12 and 36 weeks ended September 3, 2011.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by PepsiCo, Inc., dated October 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.
Date: October 12, 2011	By:	/s/ Maura Abeln Smith
		Name:	Maura Abeln Smith
		Title:	Executive Vice President, Government Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
99.1	Press Release issued by PepsiCo, Inc., dated October 12, 2011.